Supplement to

CALVERT IMPACT FUND, INC.
Calvert Large Cap Growth Fund

Prospectus (Class A, B and C) dated January 31, 2006, as revised April 7, 2006
Prospectus (Class I) dated January 31, 2006
Statement of Additional Information dated January 31, 2006

Date of Supplement: June 6, 2006

Under "Advisory Fees" on page 96 of the Class A, B and C prospectus and on page 84 of the Class I prospectus, replace the first sentence in footnote 2 relating to Calvert Large Cap Growth Fund with the following:

This included a 0.45% subadvisory fee the Fund paid directly to the Subadvisor. As of June 6, 2006 the subadvisory fee is 0.45% on the first $1 billion of the Fund's average daily net assets and 0.425% on the Fund's average daily net assets in excess of $1 billion.

Under "Investment Advisor and Subadvisors" on page 24 of the Statement of Additional Information, replace the text relating to Calvert Large Cap Growth Fund in the first sentence in the second paragraph with the following:

Under the Investment Advisory Agreement, for its services, the Advisor receives an annual fee, payable monthly, of 0.25% on the first $1 billion of Large Cap Growth's average daily net assets and 0.225% on the Fund's average daily net assets in excess of $1 billion (as of June 6, 2006);

Under "Subadvisors" on page 24 of the Statement of Additional Information, replace the third sentence in the paragraph relating to Bridgeway Capital Management, Inc. ("BCM") with the following:

The Investment Subadvisory Agreement between BCM and the Fund provides that as of June 6, 2006, BCM is entitled to a base annual fee ("Base Fee"), payable monthly, of 0.45% on the first $1 billion of the Fund's average daily net assets and 0.425% on the Fund's average daily net assets in excess of $1 billion.